                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: April 29, 1998


                          AirTouch Communications, Inc.


    Delaware                         1-12342                     94-3213132
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


             One California Street, San Francisco, California 94111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:       (415) 658-2000

Item 7. Financial Statements and Exhibits

 (c)  Exhibits.

Exhibit 1.1    Underwriting Agreement dated April 29, 1998 among AirTouch
               Communications, Inc., Morgan Stanley & Co. Incorporated, Lehman
               Brothers Inc., J.P. Morgan Securities Inc. and Salomon Brothers
               Inc, as Representatives of the several Underwriters.

Exhibit 4.1    Fourth Supplemental Indenture between AirTouch Communications,
               Inc. and The First National Bank of Chicago, as Trustee.

Exhibit 4.2    Form of 6.65% Note due 2008.

Exhibit 5.1    Opinion of Counsel.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AIRTOUCH COMMUNICATIONS, INC.



                                        By: /s/ SHARON A. LE DUY
                                            -----------------------------
                                            Sharon A. LeDuy
                                            Assistant Secretary



Date: April 30, 1998

Exhibits Index

Exhibit 1.1    Underwriting Agreement dated April 29, 1998 among AirTouch
               Communications, Inc., Morgan Stanley & Co. Incorporated, Lehman
               Brothers Inc., J.P. Morgan Securities Inc. and Salomon Brothers
               Inc, as Representatives of the several Underwriters.

Exhibit 4.1    Fourth Supplemental Indenture between AirTouch Communications,
               Inc. and The First National Bank of Chicago, as Trustee.

Exhibit 4.2    Form of 6.65% Note due 2008.

Exhibit 5.1    Opinion of Counsel.



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